AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
SELECT RESERVESM
FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY
CONTRACTS
SUPPLEMENT DATED NOVEMBER 22, 1999
TO
PROFILE, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 1, 1999

Effective November 18, 1999, the Royce Total Return Portfolio, a mutual fund which provides underlying investments for a Division of Select Reserve, suspended all sales of its shares. As a result, effective the same date, you will no longer be able to direct purchase payments or transfers into the Division that is funded by the Royce Total Return Portfolio.